OCTOBER 19, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) Effective after the close of business on October 16, 2026, Hartford Climate Opportunities Fund was converted into Hartford Alpha Capture International Value ETF, a series of Hartford Funds Exchange-Traded Trust, pursuant to an Agreement and Plan of Reorganization and Liquidation. Accordingly, effective immediately, all references to Hartford Climate Opportunities Fund in the above referenced SAI are deleted in their entirety.
(2) Effective after the close of business on October 16, 2026, The Hartford High Yield Fund was converted into Hartford High Yield ETF, a series of Hartford Funds Exchange-Traded Trust, pursuant to an Agreement and Plan of Reorganization and Liquidation. Accordingly, effective immediately, all references to The Hartford High Yield Fund in the above referenced SAI are deleted in their entirety.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.